                                                                  EXHIBIT 10.40

                            INSTRUMENT OF ASSUMPTION
                     AND SUBSTITUTION OF GUARANTOR OF LEASE


         This Instrument of Assumption and Substitution of Guarantor of Lease ("Assumption") is executed and delivered as of the 27th day of July, 2001 by and between WORLD ACCESS, INC., a Delaware corporation ("Original Guarantor"), VERSO TECHNOLOGIES, INC., a Minnesota corporation ("New Guarantor"), BOGGESS HOLDINGS, L.L.C., a Utah limited liability company, as successor in interest to BOGGESS-RIVERWOODS COMPANY, L.L.C., a Utah limited liability company ("Landlord"), and NACT TELECOMMUNICATIONS, INC., a Delaware corporation ("Tenant");

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Lease Agreement dated December 30, 1999 (the "Lease"), Landlord's predecessor in interest Boggess-Riverwoods Company, L.L.C. and Tenant entered into an agreement to lease an office building located at 191 West 5200 North Street, Provo, Utah (the "Demised Premises");

         WHEREAS, pursuant to that certain Guaranty of Lease dated December 30, 1999 Original Guarantor guaranteed Tenant's obligations under the Lease; and

         WHEREAS, a wholly-owned subsidiary of Original Guarantor and New Guarantor have entered into that certain Stock Purchase Agreement dated as of June 4, 2001 in accordance with which New Guarantor has agreed to become obligated on the Guaranty in substitution for Original Guarantor;

         NOW, THEREFORE, for and in consideration of these premises and the terms and covenants contained herein, Original Guarantor, New Guarantor, Landlord and Tenant hereby agree as follows:

         1. New Guarantor hereby assumes the Guaranty and all obligations of Original Guarantor as "Guarantor" thereunder, including, without limitation, assuming and agreeing to pay or perform in accordance with the terms thereof.

         2. Original Guarantor hereby grants, conveys, transfers and assigns to New Guarantor any and all rights and obligations under the Guaranty.

         3. Landlord hereby covenants and agrees with Original Guarantor and New Guarantor that the substitution of New Guarantor for Original Guarantor hereunder shall be binding upon it and Landlord will look solely to New Guarantor if and upon the event that Tenant defaults under the Lease. New Guarantor shall be and is hereby substituted for Original Guarantor as "Guarantor" in the Guaranty, and Original Guarantor is hereby released from any and all obligations under the Guaranty.

         4. Paragraph 11 of the Guaranty is hereby revised in its entirety as follows:

         All notices required, contemplated or made hereunder shall be in writing, and shall be deemed to have been given properly and received upon the sooner of when (i) actually received or (ii) one day after deposit with Federal Express or another comparable overnight express delivery service, courier costs prepaid, addressed as follows:


                  If to Landlord:           Boggess Holdings, L.L.C.
                                            c/o Jerry R. Boggess
                                            671 South Ocean Boulevard
                                            Boca Raton, Florida 33432

                  With a copy to:   Parsons Behle & Latimer
                                            One Utah Center
                                            201   South Main Street, Suite 1800
                                            P.O. Box 45898
                                            Salt Lake City, Utah 84145-0898
                                            Attn:  Geoffrey W. Mangum, Esq.

                  If to Guarantor:  Verso Technologies, Inc.
                                            400 Galleria Parkway
                                            Suite 300
                                            Atlanta, Georgia  30339
                                            Attention:  Chief Financial Officer

                  With a copy to:   Rogers & Hardin LLP
                                            2700 International Tower
                                            229 Peachtree Street, N.E.
                                            Atlanta, Georgia  30303
                                            Attn:  Robert C. Hussle, Esq.

         or to such other address as may be specified by any party pursuant to written notification thereof, given by such party as required above at least ten (10) days prior to the effective date of the change.

         5. Landlord hereby consents to the sale of all of Tenant's stock and grants its consent, to the extent such consent may be required or such transaction may be deemed to be an assignment of the Lease. Landlord acknowledges receipt of $1,500.00 in consideration for its reasonable time and expense to review, approve and consent to this transaction and the substitution of Guarantor.

         6. Landlord represents and warrants to New Guarantor that to the best of its knowledge, as of the date hereof, there are no Events of Default (as such term is defined in Section 21) under the Lease, and, to the best of Landlord's knowledge, as of the date hereof, that no act or omission has occurred which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Lease.

         7. As an inducement to Landlord to execute this Assumption, Tenant represents and warrants to Landlord that to the best of its knowledge, as of the date hereof, Landlord is in compliance with its obligations under the Lease.

         8. Terms used herein and not otherwise defined shall have the meaning set forth in the Guaranty, unless the context requires otherwise.

         9. This Assumption will be binding upon Original Guarantor, New Guarantor, Landlord and Tenant, and their respective successors and assigns.

         10. This Assumption shall be governed by and construed in accordance with the laws of the State of Utah.

         11. This Assumption may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile transmission.



                           [Signature page to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Assumption to be executed by their duly authorized officers as of the date and year first above written.



                                       ORIGINAL GUARANTOR:

                                       World Access, Inc.,
                                       a Delaware corporation

                                       By: /s/ W. Tod Chonar
                                           -------------------------------------
                                       Name:  W. Tod Chonar
                                             -----------------------------------
                                       Title: Executive Vice President &
                                              Secretary
                                              ----------------------------------


                                       NEW GUARANTOR:

                                       Verso Technologies, Inc.,
                                       A Minnesota corporation

                                       By: /s/ Juliet M. Reising
                                           -------------------------------------
                                       Name: Juliet M. Reising
                                             -----------------------------------
                                       Title: EVP & CFO
                                              ----------------------------------


                                       LANDLORD:

                                       Boggess HOLDINGS, L.L.C.,
                                       a Utah limited liability company

                                       By: /s/ Jerry E. Boggess
                                           -------------------------------------
                                       Name: Jerry E. Boggess
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       TENANT:

                                       NACT TELECOMMUNICATIONS, INC.,
                                       a Delaware corporation

                                       By: /s/ A. Lindsay Wallace
                                           -------------------------------------
                                       Name: A. Lindsay Wallace
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------